                                         Registration No. 2-35566

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /  /

Pre-Effective Amendment No._______________________              /  /

Post-Effective Amendment No.        42                          /x /

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                     /  /

Amendment No.        20                                         /x /


                        Sequoia Fund, Inc.
      (Exact Name of Registrant as Specified in Charter)
      767 Fifth Avenue, New York, New York   10153
      (Address of Principal Executive Office)        (Zip Code)

Registrant's Telephone Number including Area Code: (800) 686-6884

                   Richard T. Cunniff
                   c/o Ruane, Cunniff & Co., Inc.
                   767 Fifth Avenue
                   New York, New York  10153

             (Name and Address of Agent for Service)

         It is proposed that this filing will become effective
(check appropriate box)

    / / immediately upon filing pursuant to paragraph (b) /X / on May 1, 1997 pursuant to paragraph (b)
    /  / 60 days after filing pursuant to paragraph (a)(1)
    /  / on (date) pursuant to paragraph (a)(1)
    /  / 75 days after filing pursuant to paragraph (a)(2)
    /  / on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of Common Stock pursuant to Rule 24f-2 under the Investment Company
Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended December 31, 1996 was filed on March 3, 1997

                      Cross Reference Sheet
                   (as required by Rule 404(c)


Form N-1A
Item No.                     Location in Prospectus - Caption
_________                    ________________________________
Part A
______

Item  1.  Cover Page         Cover Page

Item  2.  Synopsis           Not Applicable

Item  3.  Condensed          Selected Financial Information
          Financial
          Information

Item  4.  General            Description of the Fund
          Description of
          Registrant

Item  5.  Management of      Management of the Fund
          the Fund

Item  5A. Management         Management Discussion and Analysis
          Discussion
          and Analysis

Item  6.  Capital Stock      Income Dividends and Capital Gains
          and other          Distributions; Federal Income Tax
          Securities         Status; Description of Common Stock

Item  7.  Purchase of        How to Purchase Shares
          Securities
          Being Offered

Item  8.  Redemption or      Redemption of Shares
          Repurchase

Item  9.  Pending Legal      Not Applicable
          Proceedings

Part B                       Location in Statement of
______                       Additional Information (Caption)
                             ________________________________

Item 10.  Cover Page         Cover Page

Item 11.  Table of           Cover Page
          Contents

Item 12.  General Infor-     Investment Adviser and Investment
          mation and         Advisory Contract
          History

Item 13.  Investment         Investment Policies
          Objectives and
          Policies

Item 14.  Management of      Management; Investment Adviser and
          the Registrant     Investment Advisory Contract

Item 15.  Control Persons    Management
          and Principal
          Holders of
          Securities

Item 16.  Investment         Management; Investment Adviser and
          Advisory and       Investment Advisory Contract
          Other Services

Item 17.  Brokerage          Allocation of Portfolio Brokerage
          Allocation

Item 18.  Capital Stock      Net Asset Value; Common Stock
          and Other
          Securities

Item 19.  Purchase,          Net Asset Value
          Redemption and
          Pricing of
          Securities
          Being Offered

Item 20.  Tax Status         Not Applicable

Item 21.  Underwriters       Not Applicable

Item 22.  Calculation        Not Applicable
          of Performance

          Data

Item 23.  Financial          Independent Certified Public
          Statements         Accountant's Report;
                             Financial Statements

                           PROSPECTUS

                           May 1, 1997

                       SEQUOIA FUND, INC.

                        767 Fifth Avenue
                      New York, N.Y.  10153
                         (800) 686-6884


         Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking growth of capital. There can be no assurance that the Fund will accomplish its objective.

         Ordinarily the Fund's portfolio will be invested primarily in common stocks and securities convertible into or exchangeable for common stocks. The Fund may invest to limited extents in foreign securities, restricted securities and special situations.

            This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated May 1, 1997, containing additional and more detailed information about the Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number listed on this page.


                ________________________________

            Investors are advised to read and retain
              this Prospectus for future reference.
                ________________________________


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
        BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS
       THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
         OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                 CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                      _____________________

                        TABLE OF CONTENTS

                                                 PAGE

Expense Information                               3
Selected Financial Information                    3
Management Discussion and Analysis                4
Description of the Fund                           5
Management of the Fund                            6
How to Purchase Shares                            7
Retirement Plans                                  8
Stockholders' Open Accounts                       8
Redemption of Shares                              8
Income Dividends and Capital Gains Dis-
  tributions; Federal Income Tax Status           9
Periodic Cash Withdrawal Plan                    10
Portfolio Transactions                           11
Description of Common Stock                      11

                       SEQUOIA FUND, INC.

                       EXPENSE INFORMATION

Annual Fund Operating Expenses
(as a percentage of average net assets)

    Management Fee (after expense
      reimbursement)                     .98%
    Other Expenses                       .03%

        Total Fund Operating Expenses   1.01%


Example
_______
                          1 year    3 years  5 years   10 years
                          ______    _______  _______   ________

You would pay the
following expenses on a
$1,000 investment,
assuming 5% annual return:   $10     $32       $56       $124

         The purpose of the foregoing table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The "Management Fee" is shown after reimbursement to the Fund of certain expenses by the Investment Adviser. The management fee of the Fund before reimbursement of such expenses by the Investment Adviser would equal 1% of average net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 SELECTED FINANCIAL INFORMATION

         The following selected financial information, with respect to each of the ten years ended December 31, 1996, has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose opinion thereon appears in the Statement of Additional Information which is incorporated in this Prospectus by reference. It should be read in conjunction with the financial statements and related notes appearing therewith.

                                                               Year Ended December 31,

                             1996      1995      1994      1993     1992      1991     1990    1989     1988      1987

Per Share Operating
Performance (for a
share outstanding
throughout the year)
Net asset value,
beginning of year            $78.13    $55.59    $54.84    $56.66   $53.31    $41.94   $46.86  $38.81   $38.43    $39.29

Income from investment
operations:
Net investment income          0.38      0.31      0.42      0.64     0.93      1.35     1.39    1.28     1.40      1.40
Net realized and
unrealized gains
(losses) on investments       16.41     22.62      1.41      5.39     3.98     14.96   (3.15)    9.48     2.60      1.54
                              _____     _____      ____      ____     ____     _____   ______    ____     ____      ____
    Total from investment
operations                    16.79     22.93      1.83      6.03     4.91      16.31  (1.76)  10.76      4.00      2.94
                              _____     _____      ____      ____     ____      _____  ______  _____      ____      ____

Less distributions:
Dividends from net
investment income             (0.38)   (0.31)    (0.42)    (0.65)   (0.93)    (1.36)   (1.38)  (1.28)   (1.39)    (2.21)
Distributions from
net realized gains            (6.10)   (0.08)    (0.66)    (7.20)   (0.63)    (3.58)   (1.78)  (1.43)   (2.23)    (1.59)
                              ______   ______    ______    ______   ______    ______   ______  ______   ______    ______
    Total Distributions       (6.48)   (0.39)    (1.08)    (7.85)   (1.56)    (4.94)   (3.16)  (2.71)   (3.62)    (3.80)
                              ______   ______    ______    ______   ______    ______   ______  ______   ______    ______
Net asset value,
end of year                  $88.44    $78.13    $55.59    $54.84   $56.66    $53.31   $41.94  $46.86   $38.81    $38.43
                             ======    ======    ======    ======   ======    ======   ======  ======   ======    ======
Total Return                  21.7%     41.4%      3.3%     10.8%     9.4%     40.0%    -3.8%   28.0%    11.0%      7.4%




                                4







Average Commission Rate
Paid                         $.055+   ------    ------    ------   ------    ------   ------  ------   ------    ------

Ratios/Supplemental data
Net assets, end of
year (in millions)           $2,581.0  $2,185.5  $1,548.3  $1,512.1 $1,389.3  $1,251.4 $870.2  $924.4   $714.2    $720.6

Ratio to average
net assets:
    Expenses                 1.0%      1.0%      1.0%      1.0%     1.0%      1.0%     1.0%    1.0%     1.0%      1.0%
    Net investment income    0.4%      0.5%      0.8%      1.1%     1.8%      2.8%     3.1%    2.8%     3.6%      3.3%
Portfolio turnover rate       23%       15%       32%       24%      28%       36%      29%     44%      39%       43%

+ Required by regulations issued in 1995




               Management Discussion and Analysis

            During 1996, the Fund gained 21.7% compared to a total return on the Standard & Poor's 500 Index of 23.0%. The investment philosophy of the Fund is to make concentrated investments in a limited number of companies whose long-term economic prospects, relative to the acquisition price of their stocks, are deemed to be attractive. As a result of this portfolio concentration, the performance of the Fund over time should correlate more closely with the specific financial performance of its limited number of portfolio companies than with price movements in the stock market in general. At year end 1996, total equity investments comprised approximately 92% of net assets, including a particularly heavy portfolio concentration in selected financial services companies. The financial services companies continued to report good operating results during the year and their stocks enjoyed continued strong appreciation. However, the stock of Berkshire Hathaway Inc., the Fund's largest equity investment which comprised 28% of total net assets at year end, was up 6% in 1996 and had an important tempering effect on overall Fund performance for the year. Fund shareholders should be aware that because of the significant concentration of the Fund in Berkshire Hathaway stock, short-term price movements in its common stock -- which may be disproportionate to the company's underlying economic progress -- will have an important effect on the periodic results of the Fund. The 1996 price performance of other major holdings was as follows: Federal Home Loan Mortgage Corporation +32%; Progressive Corporation +38%; Fifth Third Bancorp +29%; Johnson & Johnson +16%; and First Bank Systems, Inc. +38%. Including the Berkshire Hathaway position, these six holdings represented almost 80% of the Fund's total equity investments at year end 1996.

SEQUOIA FUND

GRAPHIC - A line chart illustrates the performance of an assumed investment of $10,000 in Sequoia Fund and the S&P 500 index beginning on 7/15/70 as follows:

                             Sequoia
           Date               Fund            S&P 500
           ____              _______          _______

         12/31/70            $11,210          $12,060
         12/31/71             12,723           13,785
         12/31/72             13,194           16,390
         12/31/73             10,030           13,964
         12/31/74              8,457           10,278
         12/31/75             13,576           14,101
         12/31/76             23,393           17,429
         12/31/77             28,057           16,139
         12/31/78             34,771           17,172
         12/31/79             38,961           20,297
         12/31/80             43,894           26,853
         12/31/81             53,329           25,510
         12/31/82             69,920           30,970
         12/31/83             89,015           37,907
         12/31/84            105,481           40,219
         12/31/85            134,975           52,929
         12/31/86            153,027           62,773
         12/31/87            164,361           65,975
         12/31/88            182,516           76,729
         12/31/89            233,453          101,052
         12/31/90            224,586           97,919
         12/31/91            314,426          127,784
         12/31/92            343,863          137,496
         12/31/93            380,919          151,383
         12/31/94            393,633          153,351
         12/31/95            556,525          211,011
         12/31/96            677,506          259,543


Legend in graph states that Past Performance is not Predictive of Future Performance

A box in the graph states the Annual Total Returns as of 12/31/96 as follows:

AVERAGE ANNUAL TOTAL RETURNS
                                                       Since
                                                       Inception
                         1 year     5 years  10 years  7/15/70
                         ______     _______  ________  _________

    SEQUOIA FUND         21.7%       16.6%    16.0%     17.3%
    S&P 500              23.0%       15.2%    15.2%     13.1%

                     DESCRIPTION OF THE FUND

Introduction

         Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company originally incorporated in Delaware on November 25, 1969. Effective May 1, 1980, the Fund reincorporated as a Maryland corporation pursuant to a statutory merger. The office of the Fund is located at 767 Fifth Avenue, New York, New York 10153.

         The Fund has indefinitely discontinued the sale of its shares to new investors (see "How to Purchase Shares," page 7);
accordingly, only existing stockholders of the Fund may purchase its shares.

Investment Objective

         The investment objective of the Fund is growth of capital; such objective is a fundamental policy of the Fund and cannot be changed without stockholder approval. In seeking to meet this objective the Fund emphasizes the purchase of common stocks which it feels are undervalued with the hope that growth of capital will result. A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. No weight is given to technical stock market studies nor are such techniques as borrowing, hedging or short sales used. Extensive study is made of the balance sheet and earning power factors to appraise the fundamental worth of each investment. Dividend income and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return on the investment. There can of course be no assurance that the foregoing investment objective will be met.

Fundamental Investment Policies

         The Fund has adopted and is currently following the fundamental investment policies set forth below which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

(a) Concentration of Investments

         While the Fund does not intend to concentrate its investments in any one industry, it has reserved the right to invest up to 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of companies principally engaged in a particular industry.

(b) Foreign Securities

         Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors. As of December 31, 1996 no such securities were held by the Fund.

(c) Restricted or Not Readily Marketable Securities

         The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act of 1933. The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. As of December 31, 1996 no such securities were held by the Fund.

(d) Special Situations

         The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

         Any such purchases will of course be subject to the restrictions applicable to the concentration of investments. See
"Concentration of Investments," above.

(e) Other Investment Policies

         The Fund currently follows, and proposes to continue to follow, certain other investment policies set forth below which, however, are not matters of fundamental policy and may be changed from time to time in the discretion of the management of the Fund.

         Ordinarily the Fund's portfolio will be invested primarily in common stocks and securities convertible into or exchangeable for common stocks. When management believes that investments in securities other than common stock offer opportunity for capital growth or that prevailing conditions warrant the taking of a more defensive or conservative investment position, the Fund may invest a portion or all of its assets in preferred stock, debt securities and United States Government, state, municipal and governmental agency and instrumentality obligations, or funds may be retained in cash.

(f) Investment Restrictions

         The Fund has adopted the following additional restrictions as matters of fundamental investment policy, which may not be changed without a stockholder vote. The Fund may not:

         1. Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 5), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts.

         4. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. See "Restricted or Not Readily Marketable Securities," page 5.

         5. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

         6. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         7.   Make short sales of securities.

         8.   Purchase or sell puts and calls on securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

         11. Invest in companies for the purpose of exercising management or control.

         12.  Invest more than 25% of the value of its net assets
     (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

                     MANAGEMENT OF THE FUND

General

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Fund retains as its investment adviser Ruane, Cunniff & Co., Inc., a Delaware corporation organized on April 14, 1969 with its principal office at 767 Fifth Avenue, New York, New York 10153 (the "Investment Adviser"). The Investment Adviser is a registered investment adviser and a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. The Investment Adviser has also been and may in the future be the Fund's regular broker. William J. Ruane, Richard T. Cunniff and Robert D. Goldfarb who are officers and directors of the Fund and the Investment Adviser, Carol L. Cunniff who is an officer of the Fund and an officer and director of the Investment Adviser, and Joseph Quinones, Jr. who is an officer of the Fund and an officer of the Investment Adviser, may be deemed "controlling persons" of the Investment Adviser. The employees of the Investment Adviser principally responsible for the Fund's investment program are Messrs. Ruane, Cunniff and Goldfarb, who have each been associated with the Investment Adviser for the previous five years.

Investment Advisory Contract

         The Investment Advisory Contract (the "Contract") between the Fund and Ruane, Cunniff & Co., Inc. became effective on July 1, 1993, and was most recently approved by the Fund's Board of Directors, including the disinterested directors, on December 6, 1996, and by the stockholders of the Fund at the annual meeting of stockholders held on April 17, 1997. The previous investment advisory contract between the Corporation and the Investment Adviser dated May 1, 1974 was automatically terminated as of July 1, 1993 pursuant to the provisions of the Investment Company Act of 1940 as a result of the issuance of additional common stock of the Investment Adviser to Mr. Robert Goldfarb.

         Under the Contract, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates. For the fiscal year ended December 31, 1996, the total expenses before the expense reimbursement, including the management fee, for the Fund constituted 1.03% of the average daily net assets of the Fund.


         For the fiscal year ended December 31, 1996, the Investment Adviser received from the Fund a net management fee equal to .98% of the Fund's average daily net assets.

Distributor

         The Investment Adviser also serves, without compen-sation, as the Fund's distributor and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

                     HOW TO PURCHASE SHARES

         Shares of the Fund are offered at net asset value, on a continuous basis, without any sales or other charge, by the distributor. The net asset value of each share of the Fund's Common Stock is determined once each Fund Business Day as of the close of the New York Stock Exchange, Inc. by the value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Fund. Fund Business Day for this purpose means weekdays (Monday through Friday) except customary national business holidays and Good Friday. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding.

         The Fund has discontinued indefinitely the sale of its shares to new investors, including investments by IRA and Keogh plans. The Fund will continue to accept additional investments from existing stockholders, and will continue to reinvest dividends and capital gains distributions with respect to the accounts of existing stockholders who have elected those options. See "Income Dividends and Capital Gains Distributions; Federal Income Tax Status," page 9. The decision to discontinue sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility and would not be in the best interests of existing stockholders. The Fund may recommence at any time the sale of shares of the Fund to new investors if in the Board of Directors' opinion doing so would be in the best interests of the Fund and its stockholders.

         Each additional investment by a stockholder must be at least $50, except that such minimum has been waived for investments by IRA and Keogh plans. Such additional subscriptions should be forwarded directly to the Fund's Transfer Agent and Dividend Disbursing Agent, DST Systems, Inc., Post Office Box 419477, Kansas City, Missouri 64141. Subscriptions are accepted for fractional shares. The Fund will not accept third-party checks (i.e., any checks which are not made payable to the order of the Fund, transfer agent or a retirement account custodian).

         Stockholders may make fixed, periodic investments into the Fund by means of automatic money transfers from their bank checking accounts. To establish automatic money transfers, stockholders may contact the Fund.

         Purchases of the Fund's shares may be effected through broker-dealers other than the Investment Adviser. Such broker-dealers may charge investors a service fee, none of which is received by the distributor or by the Fund.

         Orders for shares received by the Fund, by the distributor or by DST Systems, Inc. prior to the close of business on the New York Stock Exchange, Inc. on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange on that day. Orders received after the close of the New York Stock Exchange, Inc. or on a day it is not open for trading are priced at the close of such Exchange on the next succeeding day on which it is open for trading. The Fund reserves the right to reject any subscription in its sole discretion (including additional investments by existing stockholders), but in practice generally accepts subscriptions where sales are permissible under the applicable State law.


                        RETIREMENT PLANS

Individual Retirement Accounts

         A form of individual retirement account ("IRA") is available from the Fund for investment in shares of the Fund. This form may be used for regular contributions described below as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. Under the form, all assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA. Investors Fiduciary Trust Company of Kansas City, Missouri acts as custodian of an IRA established pursuant to the form for an annual fee which is currently fixed at $12.00.

         Individuals generally may make regular IRA contributions of up to $2,000 annually. The deductibility for Federal income tax purposes of such contributions may be reduced if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan. In the case of an active participant, the deduction will not be available for individuals with adjusted gross income above $35,000, married couples filing a joint return with adjusted gross income above $50,000 and married individuals filing separately if the individual has adjusted gross income above $10,000. Below these income levels, some or all of the contributions may be deductible. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $4,000 to the two IRAs, provided that no more than $2,000 may be contributed to the IRA of either spouse. As noted above, the deductibility of contributions may be reduced if either spouse is an active participant in an employer-sponsored retirement plan. No regular contribution may be made to an IRA for any year if by the end of such year the IRA owner has attained the age 70-1/2.


Keogh Plans

         A self-employed individual may purchase Fund shares through a properly drafted self-employment retirement plan (often referred to as a Keogh or HR-10 plan) covering himself and his eligible employees. Generally, the annual amount which a self-employed individual may deduct for contributions to his own account under such a plan may be up to 25% of his or her net earnings from self-employment (depending on the particular type of plan or plans involved), up to a maximum contribution of $30,000. The Fund does not have a form of Keogh plan available for adoption.

Minimums and Information

         The minimum investment requirements for the purchase of Fund shares have been waived for purchases by IRAs and Keogh plans. An investor should contact the Fund for further information concerning IRA and Keogh plan investments. Regarding IRAs, a required disclosure statement describing relevant tax and other information will be provided with the appropriate forms and instructions, all of which should be read carefully. The investor's tax adviser should be consulted as well.

                   STOCKHOLDERS' OPEN ACCOUNTS

         When an investor purchases shares of the Fund, a Stockholder's Open Account is automatically opened for him on the books of the Fund by DST Systems, Inc., and no certificates for shares are issued except on request. After such initial purchase of shares, any additional shares purchased by such stockholder will likewise be held in his Stockholder's Open Account.

         A continuing permanent record of each Stockholder's Open Account is maintained, and whenever there is a transaction in the account, the stockholder receives a written statement of the transaction including information concerning the status of the account. These statements provide an annual record of the stockholder's investments in shares of the Fund.

         Instead of carrying his shares in a Stockholder's Open
Account, a stockholder may, upon written request to the Fund, receive certificates for his shares. (The cost of furnishing certificates is borne by the Fund.)

                      REDEMPTION OF SHARES

         Subject to the limitations described below, on any stockholder's request in accordance with the procedures set forth below the Fund will redeem all or any portion of such stockholder's shares of the Fund, at a redemption price equal to the net asset value per share next computed following the receipt of his redemption request in proper form. See Statement of Additional Information, "Net Asset Value." There is no redemption charge.

         A stockholder may send a written request for redemption of his shares to the Fund's Transfer Agent, DST Systems, Inc., Post Office Box 419477, Kansas City, Missouri 64141, accompanied by the outstanding certificates, if any, representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares. If such shares are represented by a Stockholder's Open Account, such written request shall include a signature guaranteed by a national or state bank or by a member firm of a national stock exchange. If such shares are represented by stock certificates, the signature on the stock power must be guaranteed as above. An acknowledgment by a notary public is not acceptable.

         A stockholder may make an oral redemption request of $25,000 or less, which does not require a signature guarantee unless there has been an address change within the 60 days prior to the request. All other redemption requests must have signature guarantees as set forth in the immediately preceding paragraph. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

         The redemption price of shares may be more or less than the investor's cost, depending upon the net asset value of the Fund's shares as next computed following receipt of the investor's redemption request in proper form.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities is made.

                  INCOME DIVIDENDS AND CAPITAL
                  GAINS DISTRIBUTIONS; FEDERAL
                        INCOME TAX STATUS

         Until the Board of Directors otherwise determines, each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional whole or fractional shares of Common Stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution.

Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's Dividend Disbursing Agent, DST Systems, Inc., Post Office Box 419477, Kansas City, Missouri 64141. The value of whole and fractional shares shall be computed in accordance with the provisions of "Net Asset Value" described in the Statement of Additional Information.

         There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the Investment Restrictions, page 6) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 1996 the Fund has qualified, and for each fiscal year thereafter, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty. For the year ended
December 31, 1996, 61.0% of the net ordinary taxable income distributed by the Fund was eligible for such deduction by corporate stockholders.

         Distributions of capital gain (i.e., the excess of the net long-term capital gain over the net short-term capital loss) by the Fund to its stockholders are taxable to the recipient stockholders as long-term capital gain, irrespective of the length of time a stockholder may have held his stock. Capital gain distributions are not eligible for the dividends-received deduction referred to above. (As of December 31, 1996 the net unrealized appreciation in the Fund's portfolio was approximately 55.0% of the Fund's net asset value.) Reports containing appropriate Federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each stockholder not later than 30 days following the close of each calendar year.

         Any dividend or distribution received by an investor on shares of the Fund shortly after the purchase of such shares by him will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the investment is subject to such taxes. If a stockholder held shares for six months or less and during that period received a distribution taxable to such stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

         The above discussion concerning the taxation of dividends and distributions received by stockholders is applicable whether a stockholder receives such payment in cash or reinvests such amount in additional shares of the Fund. Thus, dividends and distributions which are taxable as ordinary income or long-term capital gain are so taxable whether received in cash or reinvested in additional shares of the Fund.

                  PERIODIC CASH WITHDRAWAL PLAN

         A stockholder owning or purchasing shares of the Fund valued at $10,000 or more at the current net asset value may elect a Withdrawal Plan under which he will receive monthly or quarterly payments from a Withdrawal Plan Account in fixed amounts designated by him. A Withdrawal Plan Account will consist of shares of the Fund deposited by such stockholder. Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account are automatically reinvested. Sufficient shares will be redeemed at net asset value to provide the cash necessary for each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 25th day of the month at the net asset value then in effect, and checks are mailed promptly thereafter. Such payment may also be made to any person designated by the stockholder, but if shares are registered in the name of a trustee or other fiduciary, payment will be made only to such fiduciary. As withdrawal payments may include a return of principal they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of the Withdrawal Plan will be borne by the Investment Adviser.

         Since the Withdrawal Plan may involve invasion of capital, a stockholder should consider carefully with his own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in his circumstances. The Fund makes no recommendations or representations in this regard.

                     PORTFOLIO TRANSACTIONS

         The Investment Adviser furnishes advice and recom-mendations with respect to the Fund's portfolio decisions and, subject to the instructions of the Board of Directors of the Fund, determines the broker to be used in each specific transaction. The Investment Adviser attempts to obtain from brokers the lowest possible commission consistent with best price and execution. In doing so, the Investment Adviser takes into account a number of considerations including, among other factors, the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction at all where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, most of which are judgmental, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Subject to these considerations, the Investment Adviser, an affiliated corporation, is the Fund's regular broker and is the normal channel through which securities transactions (other than on a principal basis) are effected. Pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Investment Adviser is restricted as to the nature and extent of the brokerage services it may perform for the Fund. In accordance with rules adopted by the Securities and Exchange Commission (the "SEC") under Section 11(a), the Investment Adviser may effect, on a national securities exchange, transactions in portfolio securities of the Fund, that is, to cause such transactions to be transmitted, executed, cleared and settled and to arrange for unaffiliated brokers to execute such transactions. The Board of Directors of the Fund, in accordance with the SEC rules, has authorized the Fund to enter into a written contract with the Investment Adviser pursuant to which the Investment Adviser may continue to receive compensation for effecting, in compliance with the SEC rules, such transactions. Certain affiliated persons of the Investment Adviser are interested persons of the Fund.

         Neither the Investment Adviser nor any affiliated person thereof either participates in commissions paid by the Fund to other brokers or dealers or receives any reciprocal business, directly or indirectly, as a result of such commissions.

                   DESCRIPTION OF COMMON STOCK

         The authorized capital stock of the Fund consists solely of 40,000,000 shares of Common Stock having a par value of $.10 per share. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or preemptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of Common Stock may not be modified except by vote of the holders of a majority of the outstanding shares. Shares of the Fund are transferable only with the consent of the Fund.

         All stockholder inquiries may be directed to the Fund at the telephone number or address listed on the cover of this Prospectus.

SEQUOIA FUND, INC.                      SEQUOIA FUND, INC.
767 Fifth Avenue
New York, New York  10153


Investment Adviser
& Distributor
__________________

Ruane, Cunniff & Co., Inc.
767 Fifth Avenue
New York, New York  10153


Custodian
_________

The Bank of New York
90 Washington Street
New York, New York  10286

Transfer Agent and
Dividend Disbursing Agent
_________________________

DST Systems, Inc.
Post Office Box 419477
Kansas City, Missouri  64141


Legal Counsel
_____________

Seward & Kissel
One Battery Park Plaza
New York, New York  10004


Independent Accountants
_______________________

McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York  10017

                                       PROSPECTUS
                                       May 1, 1997

                       SEQUOIA FUND, INC.

                        767 Fifth Avenue
                    New York, New York 10153
                    (Telephone 800-686-6884)


               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 1997

                      _____________________


         Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking growth of capital. Ordinarily the Fund's portfolio will be primarily invested in common stocks and securities convertible into or exchangeable for common stocks. The Fund may invest to limited extents in foreign securities, restricted securities and special situations.

                      _____________________


         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 1, 1997 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                      _____________________

                        Table of Contents

Investment Policies     2      Redemption of Shares        11
Management              4      Common Stock                12
Investment Adviser and  6      Custodian, Counsel and
  Investment Advisory            Independent Accountants   12
  Contract                     Independent Accountant's
Allocation of Portfolio 9        Report                    14
  Brokerage
Net Asset Value        10

INVESTMENT POLICIES

(a) Foreign Securities

         Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As of December 31, 1996, no foreign securities were held by the Fund.

(b) Restricted or Not Readily Marketable Securities

         The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

            The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). As of December 31, 1996 no such securities were held by the Fund.

         If pursuant to the foregoing policy the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c) Other Investment Policies

         The Fund will not seek to realize profits by antic-ipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover generally should not exceed 75%. (Portfolio turnover is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

         While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do.
See "Income Dividends and Capital Gains Distributions; Federal Income Tax Status," page 9 of the Prospectus. The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

         In connection with the qualification or registration of the Fund's shares for sale under the State securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth in the Prospectus, that it will not (i) purchase material amounts of restricted securities,
(ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable,
(iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or the Investment Adviser owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock), (v) invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs and (vi) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets as the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange. The Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those States where the Fund intends to sell or offer for sale its shares. Any such additional restrictions that would have a material bearing on the Fund's operations will be reflected in supplements to this Statement of Additional Information or related Prospectus.

MANAGEMENT

         The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 767 Fifth Avenue, New York, New York 10153.

         William J. Ruane,* Chairman of the Board and Director,
is and has been Chairman of the Board and Director of Ruane,
____________________

* Such persons are "interested persons" of the Fund within the meaning of Section 2(a)(19)(A) of the Investment Company Act of 1940.

Cunniff & Co., Inc. (member firm of the New York Stock Exchange,
Inc. and the Fund's investment adviser and distributor) for more than five years. Mr. Ruane is also a Director of The Washington
Post Company and GEICO Corporation.

         Richard T. Cunniff,** President and Director, is and has been President and Director of Ruane, Cunniff & Co., Inc. for more than five years. Mr. Cunniff is also a Director of Sturm, Ruger & Company, Inc.

         Robert D. Goldfarb,** Vice President and Director, is an
Executive Vice President of Ruane, Cunniff & Co., Inc. with which he has been associated for more than five years.

         John M. Harding, Director, is currently retired.  From
1975 to 1989, Mr. Harding was Associate Professor of Business at
Albers School of Business, Seattle University.  His address is
2159 38th Avenue East, Seattle, Washington 98112.

         Francis P. Matthews, Director, is currently retired.
From 1986 to 1990 Mr. Matthews was of counsel to Matthews &
Cannon (law firm), Omaha, Nebraska.  His address is 220 Trails
End Road, Elkhorn, Nebraska 68022.

         C. William Neuhauser, Director, is currently retired. From January 1979 to November 1981, Mr. Neuhauser was Executive Secretary of National Maritime Council (association of U.S. flag ocean carriers, maritime unions and shipyards). His address is Sumac Lane, Gloucester, Massachusetts 01930.

         Robert L. Swiggett, Director, is currently retired.
Mr. Swiggett was Chairman of the Board of Directors of Kollmorgen Corporation (electro-optical instruments and direct-drive motor and control devices and systems), Hartford, Connecticut from 1983 to 1990. His address is 8 Birchwood Farm Lane, P.O. Box 1070, New London, New Hampshire 03257.

         Carol L. Cunniff,** Vice President, is an Executive Vice
President and Director of Ruane, Cunniff & Co., Inc. with which she has been associated for more than five years.

         Joseph Quinones, Jr.,** Vice President, Secretary and
Treasurer, is a Vice President, Secretary and Treasurer of Ruane,
Cunniff & Co., Inc.  Previously, Mr. Quinones had been a vice
____________________

** Such persons are "interested persons" of the Fund within the meaning of Section 2(a)(19)(A) of the Investment Company Act of 1940.

president of Weiss Peck & Greer (a money management firm), the chief financial officer of Woodward & Associates (a money management firm) and a vice president of Lazard Freres Asset
Management.

         On February 17, 1997, the directors and officers of the Fund collectively owned approximately 1.01%, or, including shares owned by their respective relatives and affiliates, approximately 2.40%, of the total number of the outstanding shares of the Fund's Common Stock. Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 1996, paid by the Fund to each of the Directors is set forth below. Ruane, Cunniff & Co., Inc. does not provide investment advisory services to any investment companies registered under the Investment Company Act of 1940, as amended, other than the Fund.

                                     Pension or
                                     Retirement
                   Aggregate         Benefits Accrued    Estimated Annual
                   Compensation      As Part of          Benefits Upon         Total Compensation
Name of Director   from Fund         Fund Expenses          Retirement              From Fund
________________   ____________      ________________    ________________      __________________

William J. Ruane      $0               $-0-                $-0-                $0

Richard T. Cunniff    $0                -0-                 -0-                $0

Robert D. Goldfarb    $0                -0-                 -0-                $0

John M. Harding       $34,000           -0-                 -0-                $34,000

Francis P. Matthews   $34,000           -0-                 -0-                $34,000

C. William Neuhauser  $34,000           -0-                 -0-                $34,000

Robert L. Swiggett    $34,000           -0-                 -0-                $34,000


INVESTMENT ADVISER AND
INVESTMENT ADVISORY CONTRACT

         The terms of the Investment Advisory Contract (the "Contract") provide that it is to remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Continuance of the Contract through December 31, 1997 was so approved at a meeting of the Board of Directors on December 6, 1996 at which meeting the Board of Directors also approved the submission to stockholders of the Fund of the renewal of the Investment Advisory Contract for the period commencing January 1, 1997, pursuant to the provisions of the Investment Company Act of 1940 and the terms of the Investment Advisory Contract described above.

         Under the Contract the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

         In addition, the Investment Adviser is responsible for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including
(a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings,
(d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment

Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar,
(f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

         For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. Such fee is in excess of the management fees paid by most similar registered investment companies. The management fee is accrued daily in computing the net asset value of a share for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month.

            However, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a), (b) and (c) above. Computation of this limitation is made monthly during the Fund's fiscal year, on the basis of the average daily net asset values and operating expenses to that point during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Fund (or, where such amount of the excess is less than the monthly payment by the Fund to the Investment Adviser of the management fee, is deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. During the fiscal year ended December 31, 1996, the Fund incurred operating expenses of $24,720,270 of which the Investment Adviser reimbursed the Fund $544,000 pursuant to the expense limitation described above. During the fiscal year ended December 31, 1995, the Fund incurred operating expenses of $19,213,300 of which the Investment Adviser reimbursed the Fund $505,000 pursuant to the expense limitation described above. The amount of operating expenses incurred by the Fund during the fiscal year ended December 31, 1994 was $16,241,698 of which the Investment Adviser reimbursed the Fund $466,000.

         The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

Management Fee

         The following chart sets forth, for each of the last three years, (i) the management fee which was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

                        Management       Amount      Net Amount
     Year Ended            Fee         Reimbursed     Received
     __________         __________     __________    __________

December 31, 1994      $15,625,746      $466,000     $15,159,746
December 31, 1995      $18,558,564      $505,000     $18,053,564
December 31, 1996      $24,026,121      $544,000     $23,482,121


_________________________________________________________________
ALLOCATION OF PORTFOLIO BROKERAGE

         The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

         The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

                                       Brokerage
                                       Commissions
                        Total          Paid to
                        Brokerage      Ruane,
    Year                Commissions    Cunniff
    Ended                  Paid        & Co., Inc.
    _____               ___________    ___________

December 31, 1994       $720,588       $478,085
December 31, 1995       $385,518       $187,900
December 31, 1996       $767,867       $309,715

_________________________________________________________

         During the year ended December 31, 1996, the brokerage commissions paid to the Investment Adviser represented approximately 40% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to approximately 47% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.

NET ASSET VALUE

         The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined once each Fund Business Day as of the close of the New York Stock Exchange, Inc. by the value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Fund. Fund Business Day for this purpose means any weekday exclusive of New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and

Good Friday. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding. For purposes of this computation, readily marketable portfolio securities listed on the New York Stock Exchange, Inc. are valued at the last sales price on such Exchange on the business day as of which such value is being determined. If there has been no sale on such Exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such Exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange, Inc. but listed on other national securities exchanges are valued in like manner. Securities which are listed on the NASDAQ National Market System shall be valued at the last sale price prior to the time of the determination of value; or if no sales are reported on that date at the mean of the current bid and asked price. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost. In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

         The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the New York Stock Exchange, Inc. next following the receipt by the Fund of the subscription or request for redemption.

REDEMPTION OF SHARES

         The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

COMMON STOCK

         The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the New York Stock Exchange, Inc. after such certificate is presented for transfer, computed as in the case of a redemption of shares.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

         As of February 14, 1997, Trustees of Grinnell College (Grinnell, Iowa 50112) beneficially owned 3,832,877 shares of the Fund on such date (representing 13.11% of the outstanding Common Stock of the Fund). Bankers Trust Company as Trustee for FMC Corporation Master Retirement Trust (280 Park Avenue, New York, New York 10022) owned 2,289,102 shares of the Fund (representing 7.83% of the outstanding common stock of the Fund). Bankers Trust Company as Trustee for the Walt Disney Company Employees Master Retirement Plan (280 Park Avenue, New York, New York 10022) and Fidelity Management Trust Company as Trustee for the Capital Cities/ABC, Inc. Employees Profit Sharing Plan Trust (subsidiary of the Walt Disney Company) (62 Devonshire Street, Boston, MA 02109) together beneficially owned 2,155,768 shares of the Fund (representing 7.38% of the outstanding Common Stock of the Fund). No other person beneficially owned five percent or more of the Fund's Common Stock on such date.

CUSTODIAN, COUNSEL AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Messrs.
Seward & Kissel, One Battery Park Plaza, New York, New York
10004.

         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New
York 10017 has been appointed independent accountants for the Fund.

                             SEQUOIA FUND, INC.
                          Statement of Investments
                              December 31, 1996

COMMON STOCKS (91.85%)

                                                        Value
Shares                                   Cost           (Note 1)
------                                   ----           --------

           BANK HOLDING COMPANIES (18.42%)
2,761,050  Fifth Third Bancorp       $ 92,765,943  $ 173,428,453
2,100,000  First Bank Systems, Inc.    80,610,090    143,325,000
  225,000  Mercantile Bankshares
             Corporation                3,475,625      7,200,000
  298,700  National Commerce Bancorp    7,406,981     11,425,275
  160,000  Regions Financial Corporation5,348,750      8,270,000
  479,900  Wells Fargo & Company      119,285,679    129,453,025
                                     ------------   ------------
                                      308,893,068    473,101,753
                                     ------------   ------------

           CONSUMER PRODUCTS (.26%)
  339,200  Sturm, Ruger & Company, Inc.   361,700      6,572,000
                                      -----------   ------------
           FINANCIAL SERVICES (27.93%)
   21,034  Berkshire Hathaway Inc.*   165,788,581    717,259,400
                                     ------------   ------------
           INSURANCE (11.54%)
4,400,000  Progressive Corporation-
           Ohio+                     150,092,362     296,450,000
                                     ------------   ------------
           MANUFACTURING - MOTORCYCLES (4.56%)
2,490,600  Harley Davidson, Inc.      66,707,726     117,058,200
                                     ------------   ------------
           MOTION PICTURES & VIDEO
             PRODUCTION (4.23%)
1,560,924  The Walt Disney Company    63,866,333     108,679,334
                                     ------------   ------------
           PERSONAL CREDIT (2.20%)
  613,400  Household International Inc.23,103,672     56,586,150
                                     ------------   ------------
           PHARMACEUTICALS (5.35%)
2,760,000  Johnson & Johnson           55,292,183    137,310,000
                                     ------------   ------------

           SERVICES (15.22%)
3,550,000  Federal Home Loan Mortgage
             Corporation               58,732,552    390,943,750
                                     ------------  -------------

           Miscellaneous Securities
             (2.14%)                   48,739,496     54,924,000
                                     ------------   ------------

           TOTAL COMMON STOCKS      $ 941,577,673 $2,358,884,587
                                     ------------  -------------

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1996
                           (continued)

Principal                                             Value
Amount                                  Cost          (Note 1)
---------                               ----          -------

U.S. GOVERNMENT OBLIGATIONS(8.15%)
$  4,700,000 U.S. Treasury Bills due
             1/23/97                 $ 4,685,639     $ 4,685,639
  54,000,000 U.S. Treasury Notes,
             5-7/8% due 7/31/97       54,085,309      54,151,875
 150,000,000 U.S. Treasury Notes,
             6% due 5/31/98          149,533,364     150,539,062
                                     -----------     -----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS 208,304,312      209,376,576
                                     -----------     -----------
  TOTAL INVESTMENTS (100%)++      $1,149,881,985  $2,568,261,163
                                  ==============  ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 7.

                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                        December 31, 1996

ASSETS:

Investments in securities, at value
  (cost $1,149,881,985) (Note 1)             $2,568,261,163

Cash on deposit with custodian                    2,608,151

Receivable for capital stock sold                 9,728,786

Dividends and interest receivable                 3,247,129

Other assets                                         42,187
                                             --------------
     Total assets                             2,583,887,416
                                             ==============

LIABILITIES:

Payable for capital stock repurchased               705,156

Accrued expenses                                  2,183,763
                                              -------------
     Total liabilities                            2,888,919
                                              -------------

Net assets applicable to 29,185,056
shares of capital stock outstanding
(Note 4)                                     $2,580,998,497
                                             ==============

Net asset value, offering price and
redemption price per share                           $88.44
                                                     ======



               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                     Statement of Operations
                  Year Ended December 31, 1996


INVESTMENT INCOME:
    Income:
       Dividends:
          Unaffiliated companies               $ 20,129,355
          Affiliated companies (Note 7)           1,012,000
       Interest                                  13,524,192
                                               ------------
          Total income                           34,665,547
                                               ------------

    Expenses:
       Investment advisory fee (Note 2)          24,026,121
       Legal and auditing fees                      100,159
       Stockholder servicing agent fees             200,280
       Custodian fees                               130,343
       Directors fees and expenses (Note 5)         148,989
       Other                                       114,378
                                               ------------
          Total expenses                         24,720,270
       Less expenses reimbursed by
         Investment Adviser (Note 2)                544,000
                                               ------------
          Net expenses                           24,176,270
                                               ------------
            Net investment income                10,489,277
                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain on investments in:
       Unaffiliated companies                   181,100,219

    Net increase in unrealized appreciation on:
       Investments                              284,570,632
                                               ------------
          Net realized and unrealized
            gain on investments                 465,670,851
                                               ------------
Increase in net assets from operations         $476,160,128
                                               ============

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.

               Statements of Changes in Net Assets



                                  Year Ended December 31,
                                -----------------------------
                                1996                     1995
                                ----                     ----

INCREASE (DECREASE) IN NET ASSETS:
    From operations:
       Net investment income   $   10,489,277    $     8,739,165
       Net realized gain (loss)   181,100,219       (13,914,683)
       Net increase in unrealized
         appreciation             284,570,632        646,622,517
                               --------------     --------------
       Net increase in net
         assets from operations   476,160,128        641,446,999

Distributions to shareholders from:
       Net investment income     (10,387,500)        (8,810,242)
       Net realized gain on
         investments            (166,897,159)        (2,200,955)
    Capital share transactions
      (Note 4)                     96,600,320          6,775,846
                               --------------     --------------
          Total increase          395,475,789        637,211,648

NET ASSETS:
    Beginning of year           2,185,522,708      1,548,311,060
                               --------------     --------------
    End of year                $2,580,998,497     $2,185,522,708
                               ==============     ==============

NET ASSETS CONSIST OF:
    Capital (par value and
      paid in surplus)         $1,162,223,712     $1,065,623,392
    Undistributed net
      investment income               107,230              5,453
    Undistributed net
      realized gains (losses)         288,377       (13,914,683)

       Unrealized appreciation 1,418,379,178       1,133,808,546
                               --------------     --------------
                               $2,580,998,497     $2,185,522,708
                               ==============     ==============



               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1996 and the Investment Adviser reimbursed the Fund $544,000.

    For the year ended December 31, 1996, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $24,026,121 and brokerage commissions of $309,715 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 1996.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1996 were $261,113,062 and $480,807,359, respectively.

    At December 31, 1996 the aggregate gross unrealized appreciation of securities was $1,418,379,178.
NOTE 4--CAPITAL STOCK:

    At December 31, 1996 there were 40,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                               1996                          1995
                        -------------------           -------------------
                     Shares         Amount          Shares         Amount
                     ------         ------          ------         ------

Shares sold         1,605,188    $ 136,443,268     1,446,747     $ 94,340,709

Shares issued to
stockholders on
reinvestment of:
   Net investment
     income            88,467        7,512,710       93,996         6,408,962
   Net realized
     gain on
      investments   1,739,720      149,633,365       34,096         2,045,382
                   ----------      -----------    ----------     ---------- -

                    3,433,375      293,589,343     1,574,839      102,795,053

Shares repurchased  2,220,186      196,989,023     1,453,448       96,019,207
                   ----------      -----------    ----------     ---------- -

Net Increase        1,213,189    $  96,600,320       121,391     $  6,775,846
                   ==========      ===========   ==========       ===========

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1996 was $148,989.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1996 aggregated $296,450,000 and $150,092,362, respectively.
The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1996 is provided below:

                   Purchases       Sales
                  -----------   -----------  Realized  Dividend

    Affiliate    Shares  Cost  Shares  Cost    Gain    Income
    --------     ------  ----- ------  ----    -----   ------

Progressive
  Corp. - Ohio   --      --    --      --      --      $1,012,000
                                                       ==========


NOTE 7--SELECTED FINANCIAL INFORMATION:
Reference is made to Page 3 of the prospectus for Selected Financial
Information.

                  INDEPENDENT AUDITOR's REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1996, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the ten years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



New York, New York
January 18, 1997

                       SEQUOIA FUND, INC.

                   PART C - OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

           (a)  Selected Financial Information

                     Included in the Prospectus:  Selected
                     Financial Information

                     Included in the Statement of Additional
                     Information:  Independent Auditor's Report;
                     Statement of Investments at December 31,
                     1996; Statement of Assets and Liabilities at
                     December 31, 1996; Statement of Operations for Year Ended December 31, 1996; Statement of Changes in Net Assets for two years ended December 31, 1996; Notes to Financial Statements

           (b) Exhibits. Registrant incorporates herein by reference the exhibits filed as part of Registrant's Registration Statement under the Investment Company Act of 1940. The following
                Exhibit is filed as part of this Post-Effective Amendment to Registrant's Registration Statement:

                (11) Report and Consent of McGladrey & Pullen,
                     LLP

Item 25.   Persons Controlled by or Under Common
           Control with Registrant.

                No such persons.

Item 26.   Number of Holders of Securities.

                The following information is furnished as of February 14, 1997.

                                            (2)
                (1)                    Number of
                Title of Class         Record Holders
                ______________         ______________

                Common Stock, par
                value $.10 per share       9,384

Item 27.   Indemnification.

                The Registrant incorporates herein by reference the response to "Item 19. Indemnification of Directors and Officers" of Registrant's Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-1976) and its response to
           Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 28.   Business and Other Connections
           of Investment Adviser.

                Ruane, Cunniff & Co., Inc., the Registrant's investment adviser and the distributor of the Registrant's shares, is a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. Its investment advisory clients besides the Registrant include pension and profit-sharing trusts, corporations and individuals.

Item 29.   Principal Underwriters.

                (a)  No such investment company.

                (b) The following are the directors and officers of Ruane, Cunniff & Co., Inc. The principal business address of each of these persons is 767 Fifth Avenue, New York, New York 10153.

      (1)              (2)                    (3)
                                              Positions and
                       Positions and Offices  Offices with
      Name             with Underwriters      Registrant
      ____             _____________________  _____________

William J. Ruane       Chairman of the        Chairman of the
                       Board of Directors     Board of Directors
                       and Director           and Director

Richard T. Cunniff     President and          President and
                       Director               Director

Robert D. Goldfarb     Executive              Vice President
                       Vice President         and Director
                       and Director

Carol L. Cunniff       Executive              Vice President

                       Vice President
                       and Director

Joseph Quinones, Jr.   Vice President,        Vice President,
                       Secretary and          Secretary and
                       Treasurer              Treasurer

                (c)  Not applicable.

Item 30.   Location of Accounts and Records.

                Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) The Bank of New York, 90 Washington Street, New York, New York 10286, the Registrant's custodian, or (iii) DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105, the Registrant's transfer agent and dividend disbursing agent.

Item 31.   Management Services.

                No such management-related service contracts.

Item 32.   Undertakings.

                Not applicable.






















                               C-4
69900020.AP8





                           SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 1997.

                                       SEQUOIA FUND, INC.

                                       By /s/ Richard T. Cunniff
                                          ______________________
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                Capacity                 Date
         _________                ________                 ______

(1)  Principal Executive
       Officer

     /s/ Richard T. Cunniff       President and           4/30/97
     ________________________     Director
       Richard T. Cunniff

(2)  Principal Financial and
       Accounting Officer

     /s/ Joseph Quinones, Jr.     Treasurer               4/30/97
     ________________________
       Joseph Quinones, Jr.

(3)  All of the Directors

     /s/ William J. Ruane                                 4/30/97
     ________________________
       William J. Ruane

     /s/ Richard T. Cunniff                               4/30/97
     ________________________
       Richard T. Cunniff










                           SIGNATURES


     /s/ Robert D. Goldfarb                               4/30/97
     ________________________
       Robert D. Goldfarb

     John M. Harding
     Francis P. Matthews
     C. William Neuhauser
     Robert L. Swiggett

         By /s/ Richard T. Cunniff                        4/30/97
            ______________________
             Richard T. Cunniff
               Attorney-in-Fact






































69900020.AP8





                           SIGNATURES


                        INDEX TO EXHIBITS

(11)  Consent of McGladrey & Pullen, LLP

(27)  Financial Data Schedule














































69900020.AP8